UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2024

NEXPOINT REAL ESTATE FINANCE, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange
8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2024, the Board of Directors of NexPoint Real Estate Finance, Inc. (the “Company”) approved and adopted a second amendment and restatement of the Company’s Bylaws (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws were revised to:

(a)
Clarify that any action required or permitted to be taken at a stockholders meeting may be taken without a meeting if (a) unanimous consent setting forth the action is given in writing or electronic transmission by each stockholder entitled to vote and filed with the minutes of proceedings of stockholders or (b) the Board advises the action and submits it to stockholders for approval and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Company in accordance with Maryland law, or any successor statute; and

(b)	Clarify the Company shall give notice of any action taken by less than unanimous consent to each stockholder entitled to vote not later than 10 days after the effective time of such action.

The preceding summary of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in connection with, the full text of the Second Amended and Restated Bylaws attached hereto as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Exhibit Description

3.1	Second Amended and Restated Bylaws of NexPoint Real Estate Finance, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

/s/ Brian Mitts
Name: Brian Mitts
Title: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: January 4, 2024